Exhibit 10.21

IRVINE COMPANY Since 1864	OFFICE PROPERTIES

September 16, 2013

Mr. Garth Monroe

Vice President & CFO BioNano Genomics, Inc.

9640 Towne Centre Drive, Suite 100

San Diego, CA 92121

RE: Lease Amendment –	BioNano Genomics, Inc. 9640 Towne Centre Drive, Suite 100 San Diego, CA 92121

Dear Garth:

Enclosed for your records is a fully-executed First Amendment to Lease for the above-referenced premises.

Should you have any questions regarding the day-to-day operations of the building or services available at Eastgate Technology Park, please call your property manager, Gricelda Dawson, at (858) 455-5148.

We look forward to a mutually beneficial business relationship with BioNano Genomics, Inc. in the future.

Sincerely,

/s/ Scott Diggs

Scott Diggs

Lic. 01368593

Senior Leasing Director

Irvine Realty Company

As agent for Landlord

:SC

c:	Gricelda Dawson, Property Manager

Enclosure

4365 Executive Drive, Suite 100, San Diego, CA 92121 858.658.7740

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the “Amendment) is made and entered into as of September 10, 2013, by and between The Irvine Company LLC (“Landlord”) and BioNano Genomics, Inc. (“Tenant”).

RECITALS

A.

Landlord and Tenant are parties to that certain lease dated January 16, 2012 (the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 16,607 rentable square feet (the “Premises”) described as Suite No. 100 on the 1st floor at the building located at 9640 Towne Centre Drive (the “Building”).

B.	Tenant and Landlord mutually desire that the Lease be amended on and subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.

AMENDMENT. Effective as of the date hereof (unless different effective date is specifically referenced in this Section), Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

Article 1, Basic Lease Provisions. Item 9 is hereby amended by deleting “$150,000.00” and the following substituted in lieu thereof: “$110,000.00.” Together with Tenant’s delivery of this Amendment, Tenant shall promptly provide Landlord with an amendment to the letter of credit in the amount set forth herein.

II.	GENERAL.

A.	Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B.	Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant and can be changed only by a writing signed by Landlord and Tenant.

C.

Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

D.

Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

E.

Authority. If Tenant is a corporation, limited liability company or partnership, or is comprised of any of them, each individual executing this Amendment for the corporation, limited liability company or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of such entity and that this Amendment is binding upon such entity in accordance with its terms.

F.	Attorneys’ Fees. The provisions of the Lease respecting payment of attorneys’ fees shall also apply to this Amendment.

G.

Execution of Amendment. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

[SIGNATURES ARE ON FOLLOWING PAGE]

August 26, 2013	1

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:		TENANT:

THE IRVINE COMPANY LLC, a Delaware limited liability company		BIONANO GENOMICS, INC., a Delaware corporation

By:	/s/ Steven M. Case	By:	/s/ Erik Holmlin
	Steven M. Case Executive Vice President Office Properties		Printed Name: Erik Holmlin Title: CEO

By:	/s/ Michael T. Bennett	By:	/s/ Garth Monroe
	Michael T. Bennett Senior Vice President, Operations		Printed Name: Garth Monroe Title: VP & CFO

August 26, 2013	1